========================================================================

                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D. C. 20549

                                     FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 15, 1998


              American Express Credit Account Master Trust
                           (Issuer in respect of the
    Class A Series 1996-1 6.80% Asset Backed Certificates,
    Class B Series 1996-1 6.95% Asset Backed Certificates,
    Class A Series 1997-1 6.40% Asset Backed Certificates,
    Class B Series 1997-1 6.55% Asset Backed Certificates,
    Class A Series 1998-1 Floating Rate Asset Backed Certificates and Class B Series 1998-1 Floating Rate Asset Backed Certificates)


                         American Express Centurion Bank
                 Co-Originator of the Trust and a Transferor
                 -------------------------------------------
          (Exact name of registrant as specified in its charter)

          Utah                    000-20787-01         11-2869526
----------------------------      ------------         ----------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)       Identification No.)

6985 Union Park Center, Midvale, Utah                    84047
-------------------------------------                    -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (801) 565-5000



           American Express Receivables Financing Corporation II
                Co-Originator of the Trust and a Transferor
                -------------------------------------------

        Delaware                   000-20787           13-3854638
----------------------------       ---------           ----------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)       Identification No.)

200 Vesey Street, New York, New York                      10285
------------------------------------                      -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (212)640-4473

========================================================================

Item 5.  Other Events

         On June 23, 1998, the American Express Credit Account Master Trust (the "Trust") issued $825,000,000 Class A Series 1998-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.09% per annum above the London interbank offered rate for one month United States dollar deposits ("LIBOR"), and $80,000,000 Class B Series 1998-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.25% per annum above one month LIBOR (the "Class A Certificates" and the "Class B Certificates", respectively, and collectively, the "Series 1998-1 Certificates"). The Series 1998-1 Certificates will have an expected final payment date of June 2003.

         The Series 1998-1 Certificates were offered pursuant to a Prospectus Supplement dated June 17, 1998 to Prospectus dated June 17, 1998 and issued under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 16, 1996, among American Express Travel Related Services Company, Inc. ("TRS") as Servicer, American Express Centurion Bank ("Centurion Bank") and American Express Receivables Financing Corporation II ("RFC II"), as Transferors and The Bank of New York, as Trustee, and the Series 1998-1 Supplement to the Pooling and Servicing Agreement, dated as of June 23, 1998 among the Transferors, as transferors, the Servicer, as servicer and the Trustee, as trustee.

         The property of the Trust includes receivables generated from time to time in a portfolio of designated Optima(R) Card, Optima Line of Credit and Sign & Travel(R) revolving credit accounts and, in the future may include other charge or credit accounts or products.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Not applicable.
         (b)   Not applicable.
         (c)   Exhibits:

         4.1 Series 1998-1 Supplement, dated as of June 23, 1998, to the Pooling and Servicing Agreement, dated as of May 16, 1996.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  July 15, 1998


                            AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST



                            AMERICAN EXPRESS CENTURION BANK,
                            TRANSFEROR


                            By:     /s/ Rhonda Halpern
                                    _________________________
                            Name:   Rhonda Halpern
                            Title:  Chief Financial Officer and
                                    Treasurer




                            AMERICAN EXPRESS RECEIVABLES
                            FINANCING CORPORATION II, TRANSFEROR


                            By:     /s/ Leslie R. Scharfstein
                                    _________________________
                            Name:   Leslie R. Scharfstein
                            Title:  President

                                  EXHIBIT INDEX

Designation                       Description                          Page
-----------                       -----------                          ----

Exhibit 4.1     Series 1998-1 Supplement,  dated as of June 23, 1998,    5
                to the Pooling and Servicing Agreement, dated as of May 16, 1996.